EXHIBIT 31.5

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

FOR THE CHIEF EXECUTIVE OFFICER

I, David R. Folsom, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 of Sotherly Hotels Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2025

By:	/ S / DAVID R. FOLSOM
Name:	David R. Folsom
Title:	President and Chief Executive Officer